Filed with the Securities and Exchange Commission on October 19, 2009

1933 Act Registration File No.   333-161755

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒    Pre-Effective Amendment No.            _1__
☐   Post-Effective Amendment No.            ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI  53233
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
(Name and Address of Agent for Service)

Copy to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on  ____________ pursuant to Rule 488.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite number of Registrant’s shares of beneficial interest, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

W.P. Stewart & Co. Growth Fund, Inc.

527 Madison Avenue
New York, NY  10022
(212) 750-8585

October 20, 2009

Dear Valued Stockholder:

A Special Meeting of Stockholders of the W.P. Stewart & Co. Growth Fund, Inc. (the “Target Fund”), has been scheduled for November 24, 2009 (the “Special Meeting”), to vote on a proposal (the “Reorganization”) to reorganize the Target Fund into the W.P. Stewart & Co. Growth Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”) that is designed to be similar from an investment perspective to the Target Fund.  W.P. Stewart & Co., Inc. (the “Advisor”) is the investment advisor for the Target Fund and the Acquiring Fund.

The reason for the Reorganization is to try to reduce the annual operating expenses of the Target Fund.  The Target Fund believes that by reorganizing into a series of IMST, it may be possible to reduce certain expenses.  IMST, a multi-advisor, multi-fund complex, is larger than the Target Fund, and certain operating expenses of the Acquiring Fund would be shared across the larger pool of assets of the various funds comprised by IMST.

The investment objective, policies and strategies of the Acquiring Fund and Target Fund are substantially similar, as further described in the attached Proxy Statement/Prospectus.  For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on the Advisor’s recommendation, the Board of Directors of the Target Fund (the “Board”) has approved the Reorganization and the solicitation of stockholders for their approval of the Reorganization.

If the Agreement and Plan of Reorganization between the Target Fund and IMST regarding the proposed Reorganization (the “Plan”) is approved by stockholders, each stockholder of the Target Fund will receive a number of full and fractional shares of the corresponding share class of the Acquiring Fund equal in number and dollar value to the Target Fund shares that the stockholder owns at the time of the Reorganization.  In other words, your shares in the Target Fund would in effect be converted into the shares of the Acquiring Fund of the same value.  The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  The Target Fund would then be dissolved.  The Reorganization is not expected to result in any federal tax liabilities for the Target Fund or its stockholders.  No sales charges or redemption fees will be imposed in connection with the Reorganization, and it is not expected that the Acquiring Fund or its service providers will require Target Fund stockholders to complete any additional forms or other documentation (except for the transfer of retirement accounts) in order to receive Acquiring Fund shares as part of the Reorganization.  The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

If stockholders of the Target Fund do not approve the Plan, then the Reorganization will not be implemented.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call (212) 750-8585.  If you are a stockholder of record of the Target Fund as of the close of business on October 7, 2009, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any postponement or adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, we expect that most stockholders will authorize a proxy and cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your proxy card to authorize a proxy to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also authorize a proxy to vote on the Internet at the website address listed on your proxy ballot.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by submitting a proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the W.P. Stewart & Co. Growth Fund, Inc.

Sincerely,

W.P. Stewart & Co. Growth Fund, Inc.

By:
Rocco Macri
President

W.P. Stewart & Co. Growth Fund, Inc.

527 Madison Avenue
New York, NY  10022
(212) 750-8585

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 24, 2009.

W.P. Stewart & Co. Growth Fund, Inc., a Maryland Corporation (the “Target Fund”), will hold a Special Meeting of Stockholders (the “Special Meeting”) on November 24, 2009 at 12:00 p.m., Eastern time, at the offices of W.P. Stewart & Co., Inc., 527 Madison Avenue, New York, NY 10022.  At the Special Meeting, you and the other stockholders of the Target Fund will be asked to consider and vote upon:

An Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to the W.P. Stewart & Co. Growth Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust, in exchange for (a) the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund.

Only stockholders of record at the close of business on October 7, 2009, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or authorize your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

As a stockholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”.  Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions.  You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Target Fund at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Directors of W.P. Stewart & Co. Growth Fund, Inc.

Seth L. Pearlstein
Secretary
W.P. Stewart & Co. Growth Fund, Inc.

W.P. Stewart & Co. Growth Fund, Inc.

527 Madison Avenue
New York, NY  10022
(212) 750-8585

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: October 20, 2009

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement to solicit votes from stockholders of the W.P Stewart & Co. Growth Fund, Inc. (the “Target Fund”) and a prospectus for a new series of Investment Managers Series Trust (“IMST”), the W.P. Stewart & Co. Growth Fund (the “Acquiring Fund”), together constituting a combined proxy/prospectus (the “Proxy Statement”).  The Proxy Statement is being provided to you by the Target Fund and IMST in connection with the solicitation of proxies to vote to approve the Agreement and Plan of Reorganization between the Target Fund and IMST (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) at the special meeting of the Target Fund’s stockholders (“Special Meeting”).  The Proxy Statement contains the information that stockholders of the Target Fund should know before voting on the Plan.

Stockholder approval is needed to proceed with the Reorganization, and the Special Meeting will be held on November 24, 2009 to consider it.  If stockholders of the Target Fund do not approve the Plan, then the Reorganization will not be implemented.

We are sending this document to you for your use in deciding whether to approve the Plan at the Special Meeting.  This document includes a Notice of Special Meeting of Stockholders, the Proxy Statement and a Proxy Card.

Question:  What is the purpose of the Reorganization?

Answer:  Operating the Target Fund is relatively expensive in light of the current and anticipated size of the Target Fund.  In fact, the Advisor has been subsidizing the costs of operating the Fund.  It is uncertain whether the Advisor will always continue to subsidize the Target Fund and, if it stopped doing so, the expenses of the Target Fund could increase.  The Board of Directors, which recommends approving this Reorganization, believes that this Reorganization may reduce the expenses of operating the Fund.  As further described in the Proxy Statement, the Acquiring Fund has substantially similar investment objectives, policies and strategies, as well as the same investment advisor, as the Target Fund.

Question:  How will the Reorganization work?

Answer:  Subject to your approval, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The Target Fund will then distribute the shares it receives from the Acquiring Fund to its stockholders.  Stockholders of the Target Fund will become stockholders of the Acquiring Fund, and immediately after the Reorganization each stockholder will hold the same number of shares in the corresponding class of the Acquiring Fund with the same net asset value per share as he or she held immediately prior to the Reorganization.   The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.  Subsequently, the Target Fund will be liquidated and dissolved.

If the Plan is carried out as proposed, we do not expect that the transaction will result in any federal tax liabilities for the Target Fund or its stockholders.  Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by stockholders of the Target Fund at the Special Meeting, the Reorganization currently is expected to be effective on or about November 30, 2009.

Question:  How will this affect my investment?

Answer:  Your investment is not expected to be affected by the Reorganization.  Following the Reorganization, you will be a stockholder of the Acquiring Fund, which has a substantially similar investment objective and investment strategies, as well as the same investment advisor, as the Target Fund.  The Acquiring Fund’s investments will be managed in the same way as the Target Fund.  The primary differences between the Funds will be (1) the identity of the service providers that provide third party service arrangements (i.e., custody, administrative, transfer agent and other general support services) to the Acquiring Fund, (2) the Acquiring Fund will be under the IMST umbrella, and (3) the Acquiring Fund’s board of trustees will be different than the Target Fund’s board of directors.  You will receive shares of the Acquiring Fund equal in value as of the Reorganization closing date to shares of the Target Fund you hold at the time of the Reorganization.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.  The Reorganization is expected to be tax-free to the Target Fund and its stockholders.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a stockholder of the Target Fund?

Answer:  Immediately following the Reorganization, it is expected that the expenses of third party service arrangements will decrease.  However, because the Acquiring Fund will be subject to the same expense cap as the Target Fund and fees and expenses will still be above this expense cap, there will not be an initial reduction in the net fees and expenses of the Acquiring Fund.  However, if the assets of the Acquiring Fund grow and its total expenses fall below the current expense cap, then any reduction in the cost of third party service arrangements (or other expenses) would reduce the net expenses of the Acquiring Fund.

In addition, for stockholders that are retirement accounts, we expect the maintenance fees for the fund-appointed trustee acting for such accounts to be lower for the Acquiring Fund.  Currently such stockholders of the Target Fund pay a $120 annual fee which will be reduced to $15 per year. A redemption fee of $15 for retirement accounts will still be charged; however, the current $75 fee to close a retirement account will not be applicable for the Acquiring Fund.  While no changes to these fees are currently anticipated, they are subject to change by the Acquiring Fund in the future.

Question:  Will I be charged a sales charge, contingent deferred sales charge (CDSC), or a redemption fee as a result of the Reorganization?

Answer:  No sales charge, CDSC or redemption fees will be imposed to any stockholders as a result of the Reorganization.

Question:  What will happen if the Plan is not approved?

Answer:  If stockholders of the Target Fund fail to approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a stockholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the amount of shares you own.

Question:  What action has the Board of Directors taken?

Answer:  After careful consideration and upon the recommendation of the Advisor, the Board has approved the Reorganization and authorized the solicitation of proxies “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  The Advisor and an affiliate of IMST have agreed to pay (as apportioned between themselves as they may agree) all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.  The Target Fund will not incur any expenses in connection with the Reorganization.

Question:  How do I cast my vote?

Answer:  You may authorize your proxy to vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card.  You may also use the enclosed postage-paid envelope to mail your Proxy Card.  Please follow the enclosed instructions to use these methods of authorization.  We encourage you to authorize your proxy to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question:  Whom do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please contact the Advisor at (212) 750-8585.

COMBINED PROXY STATEMENT AND PROSPECTUS

October 20, 2009

FOR THE REORGANIZATION OF

W.P. Stewart & Co. Growth Fund, Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

INTO

W.P. Stewart & Co. Growth Fund,
a series of Investment Managers Series Trust
803 West Michigan Street
Milwaukee, WI 53233
(888) 881-8803

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Directors of W.P. Stewart & Co. Growth Fund, Inc. (the “Target Fund”), managed by W.P. Stewart & Co., Inc. (the “Advisor”), for use at a Special Meeting of Stockholders (the “Special Meeting”), to be held at the offices of the Advisor, 527 Madison Avenue, New York, New York 10022, on November 24, 2009 at 12:000 p.m. Eastern time.  At the Special Meeting, stockholders of the Target Fund will be asked:

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund to the W.P. Stewart & Co. Growth Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund (the “Reorganization”).

Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Target Fund, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card.

The Target Fund is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Maryland corporation.  The Acquiring Fund is a newly created series of IMST, also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Target Fund document has been filed with the SEC and is incorporated by reference into this Proxy Statement (that means that this document is considered legally to be part of this Proxy Statement):

•	Prospectus of the Target Fund, dated April 30, 2009;

That document, the Statement of Additional Information of the Target Fund, dated April 30, 2009, the Annual Report to Stockholders of the Target Fund for the fiscal year ended December 31, 2008, containing audited financial statements, and the Semi-Annual Report to Stockholders of the Target Fund, dated June 30, 2009, containing unaudited interim financial statements, are available upon request and without charge by writing to the Target Fund or by calling (212) 750-8585.

The following Acquiring Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Acquiring Fund, dated October 20, 2009.

The Acquiring Fund’s prospectus dated October 20, 2009 is included in the same envelope as this combined proxy statement and prospectus.  The Acquiring Fund’s Statement of Additional Information dated October 20, 2009 is available upon request and without charge by writing to IMST or by calling (888) 881-8803.  Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.  Additional information is set forth in the Statement of Additional Information dated October 20, 2009 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.  The Statement of Additional Information is available upon request and without charge by calling (888) 881-8803.

The Target Fund expects that this Proxy Statement will be mailed to stockholders on or about October 26, 2009.

Date: October 20, 2009

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

A.	OVERVIEW	2
B.	COMPARISONFEE TABLE AND EXAMPLES	3
C.	SUMMARYOF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS	4
D.	COMPARISONOF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES	6
E.	KEYINFORMATION ABOUT THE PROPOSAL	6
1.	SUMMARY OFTHE PROPOSED REORGANIZATION	7
2.	DESCRIPTION OFTHE ACQUIRING FUND’S SHARES	8
3.	REASONS FORTHE REORGANIZATION	8
4.	FEDERAL INCOMETAX CONSEQUENCES	9
5.	COMPARISON OFFORMS OF ORGANIZATION AND STOCKHOLDER RIGHTS	10
6.	CAPITALIZATION	12
F.	ADDITIONALINFORMATION ABOUT THE FUNDS	12
1.	PAST PERFORMANCEOF THE TARGET FUND	12
2.	SERVICE PROVIDERS	14
II.	VOTINGINFORMATION	15
A.	GENERAL INFORMATION	15
B.	METHODAND COST OF SOLICITATION	17
C.	RIGHTOF REVOCATION	17
D.	VOTINGSECURITIES AND PRINCIPAL HOLDERS	17
E.	INTERESTOF CERTAIN PERSONS IN THE TRANSACTION	18
III.	MISCELLANEOUSINFORMATION	19
A.	OTHERBUSINESS	19
B.	NEXTMEETING OF STOCKHOLDERS	19
C.	LEGALMATTERS	19
D.	EXPERTS	19
E.	INFORMATIONFILED WITH THE SEC	20

APPENDIX A – Form of Agreement and Plan of Reorganization		A-1

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.           OVERVIEW

Based on the Advisor’s recommendation, the Board of Directors of the Target Fund (the “Board”) called the Special Meeting to ask stockholders to consider and vote on the proposed reorganization of the Target Fund into the Acquiring Fund (each sometimes referred to below as a “Fund”).  The Board (including a majority of the independent directors, meaning those directors who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Target Fund and its stockholders.  The Board considered the approval of the Reorganization at Board meetings held on June 5, 2009 and September 1, 2009 and approved the Reorganization at a Board meeting held on September 1, 2009, subject to the approval of the Target Fund’s stockholders.

The reason for the Reorganization is to try to reduce the annual operating expenses of the Fund.  The Target Fund believes that by reorganizing the Fund into a series of Investment Managers Series Trust (“IMST”), it may be possible to reduce certain expenses.  However, because the Acquiring Fund will be subject to the same expense cap as the Target Fund and fees and expenses will still be above this expense cap, there will not be an initial reduction in the net fees and expenses of the Acquiring Fund.  The Advisor will continue to act as investment adviser to the Acquiring Fund and its investment objective, policies and strategies will be substantially similar to the Target Fund’s.  IMST, a multi-advisor, multi-fund complex, is larger than the Target Fund, and certain operating expenses of the Acquiring Fund would be shared across the larger pool of assets of the various funds comprised by IMST.

In order to reconstitute the Target Fund under the IMST umbrella, a substantially similar fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST.  If stockholders approve the Reorganization, then all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be effectively converted into shares of the Acquiring Fund.  The investment objective, policies and strategies of the Target Fund and Acquiring Fund are substantially similar.  Third party services such as administration, distribution, fund accounting, transfer agency and custody (“Third Party Services Arrangements”) would then be provided to the Acquiring Fund by Mutual Fund Administration Corporation (“MFAC”), UMB Fund Services, Inc. (“UMBFS”) and its affiliates.  The Advisor will not change.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of IMST, however, is different from the Board.

The Target Fund believes that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.  The Target Fund and IMST will receive an opinion from tax counsel to IMST to such effect.  Assuming that the Reorganization qualifies as a tax-free reorganization for federal tax purposes, stockholders will not recognize any gain or loss on Target Fund shares for federal income tax purposes as a result of the Reorganization. Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting.  The Advisor and an affiliate of IMST will bear (as apportioned between themselves as they may agree) the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.  In addition to solicitations by mail, the Advisor also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board, including a majority of the directors who are not interested persons of the Target Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing stockholders of the Target Fund will not be diluted as a result of the proposed Reorganization.  In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by the Advisor; (2) the investment objective, policies and strategies of the Acquiring Fund are substantially similar to those of the Target Fund; (3) the Acquiring Fund will continue to be managed by the Advisor; (4) the Target Fund will not bear the cost of the Reorganization; (5) the Target Fund and the stockholders of the Target Fund would likely not incur any federal income tax liabilities as a result of the Reorganization and (6) the operating expenses and stockholder fees and expenses of the Acquiring Fund are not expected to be higher than those of the Target Fund and that the operating expenses may be lower.

Based on the Advisor’s recommendation, the Board approved the solicitation of the stockholders of the Target Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.	COMPARISON FEE TABLE AND EXAMPLES

The following Summary of Target Fund Expenses shows the fees for the Target Fund based on the Target Fund’s fiscal year ended December 31, 2008.  As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Fund are estimates.

Fees and Expenses	W.P. Stewart & Co. Growth Fund, Inc. Target Fund	W.P. Stewart & Co. Growth Fund Acquiring Fund (Pro forma)

Stockholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the purchase or sale price, whichever is less)	None	None
Redemption Fee(1) (as a percentage of amount redeemed)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses(2)	1.19%	0.64%
Total Annual Fund Operating Expenses(2)	2.19%	1.64%
Fee Waiver and Expense Reimbursement(2)	(0.70)%	(0.15)%
Net Expenses(2)	1.49%	1.49%

(1) The redemption fee is charged only if you redeem your shares within sixty days after the date of purchase of such shares. The redemption fee does not apply to shares that are acquired by reinvestment of dividends or other distributions of the Fund. In addition, the Fund may waive such redemption fee where such shares are purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred.
(2) Effective as of January 1, 2009 the Advisor has contractually agreed to pay or reimburse the Target Fund for all operating expenses of the Target Fund so that the ratio of net expenses to average net assets does not exceed 1.49% on an annualized basis. Such agreement is effective until April 30, 2010, and may be extended by mutual agreement of the Advisor and the Target Fund for successive terms.  Similarly, effective as of the closing of the Reorganization, the Advisor has contractually agreed to pay or reimburse the Acquiring Fund for all operating expenses of the Acquiring Fund so that the ratio of net expenses to average net assets does not exceed 1.49% on an annualized basis. Such agreement is effective until December 31, 2010, and may be extended by mutual agreement of the Advisor and the Acquiring Fund for successive terms.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the estimated cost of investing in the Acquiring Fund on a pro forma basis.  The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	Estimated Cost
	One Year	Three Years	Five Years	Ten Years

Target Fund	$153	$600	$1,098	$2,469
Acquiring Fund (Pro forma)	152	503	878	1,931

The dollar amounts in the example above reflect the contractual expense reimbursement agreement to limit the Target Fund’s Total Annual Fund Operating Expenses through April 30, 2010 and the Acquiring Fund’s Total Annual Fund Operating Expenses through December 31, 2010, as described above. The amount of expenses you would pay would be the same whether or not you redeem your shares at the end of the period.

C.           SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

Comparison of Investment Objectives, Strategies, and Risks

The Funds have the same investment objectives, strategies and policies except for the difference between the Funds’ respective non-fundamental policies regarding investment in the securities of other investment companies, as described below.  The investment objective of each Fund is to earn capital gains for stockholders.  The Target Fund’s and the Acquiring Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without stockholder approval upon a 60-day prior written notice to stockholders.  There is no current intention to change the Acquiring Fund’s investment objective.  Each Fund seeks to achieve its investment objective by using the following strategies:

Target Fund and Acquiring Fund	Investment Strategy
W.P. Stewart & Co. Growth Fund, Inc. (Target Fund) and W.P. Stewart & Co. Growth Fund, a series of IMST (Acquiring Fund)
The Fund’s investment objective is to earn capital gains for stockholders. The Fund normally invests primarily in common stocks listed on the New York Stock Exchange, but also invests, from time to time, in common stocks listed on other U.S. stock exchanges, in common stocks traded through The NASDAQ Stock Market Inc. (“NASDAQ”) and on international exchanges. The Fund permits investors to participate in a professionally-managed portfolio consisting primarily of stocks of growth businesses based in the U.S.

The Advisor employs an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous criteria. Such criteria include: the company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Advisor, product lines and competitive position both in the U.S. and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. These results are compared to the general stock markets to determine the relative attractiveness of each company at a given moment. The Advisor weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. No method of fundamental or technical analysis, including that employed by the Advisor, has been proven to provide a guaranteed rate of return adjusted for investment risk.

The Fund invests in a relatively small number of individual stocks. To enable it to do so, the Fund technically is classified as “non-diversified.” It may invest more than 5% of the value of its assets in the securities of a company and may acquire more than 10% of the voting securities of a company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”)).

Target Fund versus Acquiring Fund	Non-Fundamental Policy Regarding Investment Company Investments
W.P. Stewart & Co. Growth Fund, Inc. (Target Fund)	The Fund does not intend to invest in the securities of other investment companies.
W.P. Stewart & Co. Growth Fund, a series of IMST (Acquiring Fund)
To provide maximum flexibility for the management of the Fund’s cash positions, the Fund may invest in securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly to the extent permitted in the 1940 Act.  Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company and the Fund complies with certain additional restrictions.  This restriction may not apply to the Fund’s investments in money market mutual funds and affiliated funds (i.e. other series of the Trust), if the Fund’s investments fall within the exceptions set forth under the SEC rules.  As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested.  Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the securities of other investment companies may be leveraged.  The NAV and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

Investment in the Acquiring Fund is subject to substantially similar principal investment risks as investment in the Target Fund.  As with all mutual funds, the Acquiring Fund, like the Target Fund, may expose stockholders to certain market risks that could cause stockholders to lose money, particularly a sudden decline in a holding’s share price or market value or an overall decline in the stock or bond markets or circumstances affecting the Fund.  Each Fund is subject to the following principal investment risks:

Target Fund and Acquiring Fund	Principal Investment Risks
W.P. Stewart & Co. Growth Fund, Inc. (Target Fund) and
The price of the Fund’s shares may go up or down, and may be more volatile than shares of a fund investing in fixed income or money market securities. The prices of common stocks tend to rise and fall more dramatically than other types of investments. These price movements may result from economic, political, regulatory and other factors affecting the issuer, the issuer’s geographic region, the issuer’s industry, stock markets in general or particular sectors of stock markets. Large-cap stocks, for example, can react differently than small- or mid-cap stocks.

W.P. Stewart & Co. Growth Fund, a series of IMST (Acquiring Fund)
The price of growth stocks may be particularly volatile. Since the issuers of such stocks usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market. Also, growth stocks tend to be more expensive relative to their earnings or assets, especially compared to “value” stocks. Because investors buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines.

Because the Fund invests in a relatively small number of individual stocks, the risks of investing in the Fund are greater than the risks of investing in a more widely diversified fund. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may be more susceptible than would a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in a particular company’s financial condition or in the market’s assessment of the company.

D.           COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

The Target Fund currently uses ALPS Distributors, Inc., as its exclusive agent for distribution of shares.  If stockholders approve the Reorganization, the Acquiring Fund will use Grand Distribution Services as its Distributor (the “Distributor”).  The Distributor is obligated to sell the shares of the Acquiring Fund on a best efforts basis only against purchase orders for the shares. Shares of the Target Fund are, and shares of the Acquiring Fund will be, offered to the public on a continuous basis at the relevant NAVs.   The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

The Funds have similar purchase and redemption procedures.  Shares of each Fund are offered at the NAV per share of the Fund, computed after the purchase order and monies are received by the Fund’s transfer agent or certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).

Shares of each Fund are redeemed at a price equal to the NAV for the relevant class next determined after the Fund’s transfer agent receives a redemption request in good order less any applicable redemption fee. A redemption request cannot be processed on days the New York Stock Exchange is closed. Each Fund may redeem the shares in an account if the total value of the account falls below $2,500 (excluding qualified retirement accounts) due to redemptions after giving stockholders at least 30 days’ prior written notice of this redemption to give them an opportunity to increase the value of their account above this minimum.  Additionally, each Fund has also reserved the right to redeem shares “in kind.”  Neither Fund has exchange options.  Shareholders in the Acquiring Fund will not have exchange privileges with other mutual funds within the IMST.

Additional stockholder account information for each Fund is available in its respective prospectus, which is incorporated by reference.

E.           KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of the form of which is attached to this Proxy Statement in Appendix A, and in the prospectuses and statements of additional information incorporated by reference into this Proxy Statement.

1.  SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the stockholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund.  The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the stockholders of the Target Fund and the Reorganization is consummated, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the number of full and fractional shares of each class of Acquiring Fund shares equal to the number of full and fractional shares of each corresponding class of Target Fund shares as of the close of business on the closing day of the Reorganization (the “Closing”) and the Acquiring Fund will assume all of the Target Fund’s liabilities.  Immediately thereafter, the Target Fund will distribute the Acquiring Fund shares to its stockholders, by IMST’s transfer agent’s establishing accounts on the Acquiring Fund’s share records in the names of those stockholders and transferring those Acquiring Fund shares to those accounts, in complete liquidation of the Target Fund.  As a result, each stockholder will receive shares of that class of the Acquiring Fund that corresponds to the class of shares it owns in the Target Fund.  The value of the Acquiring Fund shares received by each stockholder will have a value, immediately following the Closing, equal to the value of such stockholder’s Target Fund shares immediately before the Closing.  The expenses associated with the Reorganization will not be borne by the Target Fund.  Certificates evidencing the Acquiring Fund shares will not be issued to the Target Fund’s stockholders.

The holding period for Target Fund shares will carry over to the corresponding Acquiring Fund shares received by stockholders in the Reorganization for purposes of determining the application of any applicable redemption fees.  Upon completion of the Reorganization, each stockholder of the Target Fund will own that number of full and fractional shares of the corresponding class of the Acquiring Fund equal to the number of such stockholder’s shares held in the class of the Target Fund as of the Closing.

Until the Closing, stockholders of the Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the stockholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed.  If the Reorganization is consummated, stockholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at the NAV next determined after receipt by the Acquiring Fund’s transfer agent of a transfer request form in proper form.  Stockholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the stockholders of the Target Fund and the receipt of a legal opinion from counsel to IMST with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on or about November 30, 2009, or other date agreed to by the Target Fund and IMST.

The Advisor and an affiliate of IMST have agreed to pay (as apportioned between themselves as they may agree) all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. They will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual consent of the Board and the Board of Trustees of IMST, notwithstanding approval thereof by the Target Fund’s stockholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such stockholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing with the mutual consent of the Board and the Board of Trustees of IMST.

2.  DESCRIPTION OF THE ACQUIRING FUND’S SHARES

The Acquiring Fund’s shares issued to the stockholders of the Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

3.  REASONS FOR THE REORGANIZATION

Operating the Target Fund is relatively expensive in light of the current and anticipated size of the Fund.  The Board has determined that reorganizing the Target Fund into the Acquiring Fund could reduce the Target Fund's annual operating expenses.  The Board anticipates that it may be possible to reduce these operating expenses because the Acquiring Fund will be able to share certain operating expenses (namely counsel, trustees, chief compliance officer and insurance expenses) across the larger pool of assets of the various funds comprised by IMST (as of September 30, 2009, the assets of the Target Fund were $28 million and the assets of IMST were $185.8 million).  The Target Fund will also be able to take advantage of economies of scale by using the same auditors, administrator, transfer agent, fund accountant and custodian as many of the other funds within the IMST.  Further, the Board believes that since the Target Fund and the Acquiring Fund will have the same investment adviser, the transition to operating as a series of IMST should not have a material impact on the Fund’s stockholders.

In addition, the Board further considered that following the Reorganization, the expenses of third party service arrangements are expected to decrease. Although this would not result in an immediate reduction in the net fees and expenses of the Acquiring Fund (because the fees and expenses would still be above the current expense cap), if the assets of the Acquiring Fund grow and its total expenses fall below the current expense cap, then any reduction in the cost of third party service arrangements (or other expenses) would reduce the total expenses of the Acquiring Fund.  While the expenses of third party service arrangements are expected to decrease, the Board considered that the level of service provided by Acquiring Fund’s service providers (including the co-administrators, transfer agent, fund accountant and custodian) are expected to be the same or higher than that provided by the Target Fund’s corresponding service providers.  There will be no changes to the Advisor or investment objective as a result of the Reorganization, and the Acquiring Fund’s policies and strategies will be substantially similar to the Target Fund’s.

In considering the Reorganization, the Board further considered the terms of the Plan; the material terms of the investment advisory agreement between the Acquiring Fund and the Advisor; the experience and qualifications of the trustees and officers of IMST; the compliance program and compliance history of IMST; the stability, reputation, financial condition, resources and experience of IMST; the past services and performance of the Advisor; the potential benefits of the Reorganization to the Advisor, IMST and the Acquiring Fund; the differences or similarities of the governing laws and organizational documents of the Target Fund and the Acquiring Fund and IMST; and the alternatives available to the Target Fund.  During their review of the proposed Reorganization, the independent directors consulted with their independent counsel regarding the legal considerations involved in the Reorganization.

The Board made its decision to approve the Agreement and Plan of Reorganization and the Reorganization after considering various factors including those discussed above and the following additional factors:

•	the Reorganization was recommended by the Advisor;
•	the investment objective, policies and restrictions of the Target Fund are substantially similar to the Acquiring Fund;
•	the Advisor will continue to manage the Acquiring Fund;
•	the cost of the Reorganization will not be borne by the Target Fund or its stockholders;
•
counsel to IMST will provide the Trust with an opinion to the effect that the Reorganization will not result in the recognition of gain or loss by the Target Fund or its stockholders for federal income tax purposes and the Reorganization will not result in the termination of the Target’s Fund taxable year;

•	the potential effects, including as discussed above, on annual fund operating expenses and stockholder fees and services.

Based on these considerations and others, in approving the Agreement and Plan of Reorganization and the Reorganization, the Board (including a majority of the independent directors) determined that the Reorganization is in the best interests of the Target Fund and its stockholders and that the interests of its existing stockholders will not be diluted as a result of the Reorganization.

If the Plan is not approved by the Target Fund’s stockholders, then the Target Fund will continue to operate as a separate Fund, or the Board may take any further action as it deems to be in the best interests of the Target Fund and its stockholders, subject to approval by Target Fund’s stockholders if required by applicable law.

 4.  FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a “reorganization” under Section 368(a) of the Code.  Since its inception, the Target Fund believes that it has qualified for treatment as a “regulated investment company” under the Code. Accordingly, the Target Fund believes that it has been, and expects to continue through the Closing to be, relieved of any federal income tax liability on the taxable income and gains it distributes to stockholders to the extent provided for in Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Target Fund will receive an opinion of counsel to IMST substantially to the effect that:

The Reorganization will qualify as a “reorganization” for federal income tax purpose under Section 368(a) of the Code;

•	The Target Fund will not recognize any gain or loss as a result of the Reorganization;

•
Each Target Fund stockholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such stockholder’s Target Fund shares pursuant to the Reorganization;

•	The tax basis and holding period for the Target Fund’s assets will effectively be carried over when those assets are transferred to the Acquiring Fund;

•
Each Target Fund stockholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such stockholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization;

•
Each Target Fund stockholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include, in each instance, its holding period for those Target Fund shares, provided the stockholder holds them as capital assets as of the time of the Closing;

•	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and its assumption of the Target Fund’s liabilities; and

•
The Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization.

Although the Target Fund is not aware of any adverse state income tax consequences, the Target Fund has not made any investigation as to those consequences for the stockholders. Because each stockholder may have unique tax issues, stockholders should consult their own tax advisors.

5.  COMPARISON OF FORMS OF ORGANIZATION AND STOCKHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Funds and the rights of their stockholders.

Governing Law.  The Target Fund is a Maryland corporation.  The Acquiring Fund is a separate series of a Delaware statutory trust.  As with Maryland law, Delaware law contains provisions specifically designed for mutual funds that take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens, without sacrificing the federal or state advantages of a mutual fund. Delaware law allows greater flexibility in drafting a fund’s governing documents, which can result in greater efficiencies of operation and savings for a fund and its stockholders. For example, a fund organized as a Delaware statutory trust can structure its governing documents to enable it to more easily obtain desired board or stockholder approvals, and can potentially accomplish certain actions, such as fund reorganizations or liquidations, without first seeking stockholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to Delaware statutory trusts. This could benefit the Trust by, for example, making litigation involving the interpretation of provisions in the Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive. A comparison of Maryland corporate law and Delaware statutory trust law is set forth below.

Directors and trustees.  The business and affairs of the Target Fund are managed under the direction of a Board of Directors elected by the stockholders.  IMST is governed by a similar board elected by its stockholders, called the Board of Trustees.  The Board of Trustees for IMST has five trustees, two of whom are “interested persons” of IMST.  For more information, refer to the Statement of Additional Information dated October 20, 2009 for the Acquiring Fund, which is incorporated by reference into this Proxy Statement.

Series and classes.  The Target Fund’s governing instrument – its articles of incorporation – authorizes the issuance of a specified number of shares of capital stock and also authorizes the Board of Directors to classify or reclassify any of the unissued shares into one or more classes of stock without stockholder approval.  IMST’s governing instrument — its declaration of trust – allows it to issue an unlimited number of shares and to classify shares into series, which represent interests in separate portfolios of investments, without stockholder approval.  In both cases, no series is entitled to share in the assets of any other series or can be charged with the expenses or liabilities of any other series.

Stockholder liability.  Stockholders of a Maryland corporation, such as the Target Fund, generally have no personal liability for the corporation’s obligations.  The corporation laws of all other states have similar provisions.

Stockholders of a Delaware statutory trust, such as the Acquiring Fund, also are not personally liable for obligations of a trust under Delaware law.  However, no similar statutory or other authority limiting business trust stockholder liability exists in many other states.  As a result, to the extent that a trust or a stockholder of the trust is subject to the jurisdiction of courts in such other states, those states might not apply Delaware law and might subject the trust’s stockholders to liability.  To offset this risk, a trust’s declaration of trust: (i) recites that its stockholders are not liable for its obligations, and requires notice of this to be included in all trust contracts, and (ii) requires the trust to indemnify any stockholder who is held personally liable for the obligations of the trust.  Thus the risk of a trust stockholder being subject to liability beyond his or her investment is limited to the following unusual circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) a trust is itself unable to meet its obligations.  In light of Delaware law, the nature of IMST’s business, and the nature of its assets, we believe that the risk of personal liability to IMST’s stockholder is remote.

Stockholder meetings and voting rights.  Under Maryland law and the by-laws of the Target Fund, the Target Fund is required to have an annual stockholder meeting to elect directors and consider any other matters properly coming before the meeting, except that that the Target Fund is not required to hold a meeting in any year in which the election of directors is not required by the 1940 Ac.  IMST is not required to hold annual stockholder meetings, and does not intend to do so unless required by the 1940 Act.

6.  CAPITALIZATION

The capitalization of the Target Fund as of December 31, 2008 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

	Target Fund	Pro forma Acquiring Fund
Net Assets	$28,723,551	$28,723,551

Shares Outstanding	264,446	264,446

Net Asset Value per Share	$108.62	$108.62

F.           ADDITIONAL INFORMATION ABOUT THE FUNDS

1.  PAST PERFORMANCE OF THE TARGET FUND

Performance

The following bar chart and table illustrate the variability of the Target Fund’s return over the periods indicated. The table below shows how the Target Fund’s performance compares to relevant index information (which unlike the Target Fund, does not reflect fees or expenses). All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The returns shown reflect any fee waiver/expense limitation applicable during the relevant period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance is not indicative of future performance.

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund.

Annual Total Returns For Target Fund

For each calendar year at NAV

Annual Total Returns*

* Annual total returns do not include performance for the period from February 28, 1994 (inception date) through December 31, 1998. During the 10-year period shown in the bar chart, the highest return for a quarter was 15.06% (quarter ended December 31, 2004) and the lowest return for a quarter was -20.33% (quarter ended December 31, 2008).

The year-to-date total return as of September 30, 2009, for the Fund was 22.68%.

Target Fund Average Annual Total Returns (as of the fiscal year ended December 31, 2008)

W.P. Stewart & Co. Growth Fund, Inc.	One Year	Five Years	Ten Years	Return Since Inception*

Return Before Taxes	-31.06%	-1.77%	-1.90%	5.81%

Return After Taxes on Distributions**	-31.63%	-2.95%	-2.68%	4.73%

Return After Taxes on Distributions and Sale of Fund Shares**	-19.30%	-1.16%	-1.44%	5.01%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)***	-37.00%	-2.19%	-1.38%	6.48%
* Inception Date of Fund: February 28, 1994.

** After-tax returns: (i) are estimated and based on calculations using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and (ii) are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** The S&P 500® Index is the Standard & Poor’s 500® Index, a widely recognized, unmanaged index of common stock prices.

2.  SERVICE PROVIDERS

Investment Advisor and Portfolio Managers

Each Fund’s investment advisor is W.P. Stewart & Co., Inc., 527 Madison Avenue, New York, NY 10022. As the Target Fund’s investment advisor, the Advisor is responsible for the management of the Fund’s business affairs, including providing investment research and analysis of investment opportunities and the management of the Fund’s trading and investment transactions, subject to the investment policies and restrictions described in the Prospectus.  As of June 30, 2009, the Advisor had $1.3 billion in assets under management other than the Target Fund.

For providing services to the Target Fund, the Advisor receives an annual advisory fee equal to 1.00% of average daily net assets of the Fund.  A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Target Fund and the Advisor is included in the Target Fund’s annual report for the year ended December 31, 2008.

For the fiscal year ended December 31, 2008, the Advisor earned the following fees for its services with respect to the Target Fund.  The Advisor did not earn any fees with respect to the Acquiring Fund since it had not commenced operations as of the date of this Proxy Statement.

Fiscal Year Ended December 31, 2008
	Advisory Fee Earned	Waiver/Reimbursement	Amount Received After Waiver/Reimbursement

Target Fund	$436,338	$(0)	$436,638

James Tierney is the Advisor’s portfolio manager for the Target Fund and is primarily responsible for the day-to-day management of the Target Fund’s portfolio.  Mr. Tierney is also a member of an investment research group of the Advisor which identifies the group of prospective portfolio securities in which each account managed by the Advisor, including the Target Fund, may invest.  Mr. Tierney selects securities from this group for investment by the Target Fund.  Although each account managed by the Advisor has individual objectives and a unique portfolio, the Target Fund’s investments generally are similar to investments made by the Advisor’s other managed accounts.

Mr. Tierney has served as a Portfolio Manager/Analyst and Senior Vice President of the Target Fund’s Advisor since 2003 and has been a Portfolio Manager/Analyst of the Adviser since 2000. Prior to joining the Advisor, Mr. Tierney was a Senior Analyst at J.P. Morgan Investment Management following a succession of industries including energy, transportation, media and entertainment from 1992-2000. Mr. Tierney left J.P. Morgan in 1990 to attend business school and returned after completing his M.B.A. in 1992. Mr. Tierney was in the Equity Research Department of J.P. Morgan Investment Management from 1988-1990 following the entertainment, healthcare and finance industries. Mr. Tierney holds a B.S. degree from Providence College and an M.B.A. from Columbia University.

The Target Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

It is expected that Mr. Tierney will be the Advisor’s portfolio manager for the Acquiring Fund once it commences operations.

Other Service Providers

State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA  02111, acts as the Target Fund’s administrator, transfer agent, stockholder servicing agent and custodian of the Target Fund’s investments.  Anchin, Block & Anchin LLP is the independent registered public accounting firm for the Target Fund and audits the financial statements and the financial highlights of the Target Fund.

ALPS Distributors, Inc., the Target Fund’s principal underwriter, acts as the Target Fund’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226, Glendora, CA 91740 serves as the Acquiring Fund’s co-administrator.  UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI 53233, serves as the Acquiring Fund’s other co-administrator, transfer agent, and fund accountant.  UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, MO  64106, an affiliate of UMBFS, serves as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund.  Grand Distribution Services, LLC serves as the distributor for the Acquiring Fund.  Tait, Weller & Baker LLP will be selected as the Acquiring Fund’s independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund.

II.	VOTING INFORMATION

A.  GENERAL INFORMATION

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Target Fund to solicit your vote for two proposals at a special meeting of stockholders of the W.P. Stewart & Co. Growth Fund, Inc.  The Special Meeting will be held the offices of the Advisor, 527 Madison Avenue, New York, New York 10022 on November 24, 2009 at 12:00 p.m. Eastern time.

In addition to voting in person at the meeting, you may authorize a proxy to vote in one of three ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card; or

•	call the toll-free number printed on your proxy card.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only stockholders of record on October 7, 2009 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof.  Each whole share held as of the close of business on October 7, 2009 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  The holder of one-third of the outstanding shares of the Target Fund that are entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business.

Vote Required

Approval of the Reorganization will require the affirmative vote, when a quorum is present at a meeting, of (A) 67% or more of the shares present (including by proxy) at the meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present (including by proxy) at the meeting or (B) more than 50% of the Target Fund’s outstanding shares, whichever is less.  Stockholders of the Target Fund are entitled to one vote for each share.  Fractional shares are entitled to proportional voting rights.

If stockholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented.

Approval of the proposal described in this Proxy Statement will occur only if a sufficient number of votes are cast “FOR” the proposal.

Adjournments

If a quorum of stockholders of the Target Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Reorganization are not received, the chairperson of the meeting may adjourn the meeting or the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Target Fund in accordance with applicable law to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. If submitted to a vote of stockholders, the Special Meeting with respect to the Target Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons named as proxy in the proxy will vote in favor of such adjournment those shares that they are entitled to vote, in whole or in part, if such adjournment is necessary to obtain a quorum or to obtain an affirmative vote on the proposal, except that such persons will vote against adjournment those shares that they are entitled to vote if the corresponding stockholder proxies instruct them to vote against the proposal.

The costs of any additional solicitation and of any adjourned session will be borne by the Advisor and an affiliate of IMST (as apportioned between themselves as they may agree).

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (proxies that are returned for shares held by brokers or nominees where the underlying holder has not voted and the broker or nominee does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a stockholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a stockholder’s rights or privileges.

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing stockholders who choose not to participate in the proxy vote to prevail over stockholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Target Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Target Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

B.           METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting.  The Board of Directors has fixed the close of business on October 7, 2009 (“Record Date”) as the record date for determining the stockholders of the Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.  The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of the Advisor, the Target Fund, IMST, or any of their agents, who will not be paid for these services (except as described in the following sentence).  The Advisor has retained Broadridge Financial Solutions to aid in the solicitation of proxies, at an anticipated cost of approximately $2,000.  The Advisor and an affiliate of IMST will bear (as apportioned between themselves as they may agree) all costs of the Special Meeting, including legal costs, the costs of retaining Broadridge Financial Solutions, and other expenses incurred in connection with the solicitation of proxies.

C.           RIGHT OF REVOCATION

Any stockholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Target Fund, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free number or Internet address listed in the enclosed Voting Instructions.  If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a stockholder in person at the Special Meeting does not, by itself, revoke a proxy.

D.           VOTING SECURITIES AND PRINCIPAL HOLDERS

Stockholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, the Target Fund had 207,179 number of shares outstanding for the Fund.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

As of the Record Date, the Target Fund’s stockholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned 5% or more of each class of the Target Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares

Charles Schwab & Co, Inc 101 Montgomery Street San Francisco, CA 94104	40,278	19%

US Bank C/O Capinco P.O. Box 1787 Milwaukee, WI 53201	28,703	14%

As of the Record Date, no stockholders are deemed by the Target Fund to “control” the Target Fund.  “Control” for this purpose is the ownership of more than 25% of the Target Fund’s voting securities.

As of the Record Date, the Officers and Directors of the Target Fund, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Target Fund.

E.           INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The following persons may be deemed to have an interest in the Reorganization because each controls W.P. Stewart & Co., Inc.  W.P. Stewart & Co., Inc. will provide investment management services to the Acquiring Fund.  Future growth of the Acquiring Fund can be expected to increase the total amount of fees payable to W.P. Stewart & Co., Inc.

Name	Relationship to W.P. Stewart & Co., Inc.
W.P. Stewart & Co., Ltd.	Owns 100% of W.P. Stewart & Co., Inc.

Arrow Capital Management, LLC
Arrow Capital Management, LLC manages four funds (Arrow Select LP, Arrow Partners LP, Arrow Opportunities I, LLC and Arrow Offshore, Ltd.), which collectively own approximately 42.2% of the common shares of W.P. Stewart & Co., Ltd., as of September 30, 2009.  This group of funds is limited to an aggregate 24% voting interest in W.P. Stewart & Co., Ltd., per the Bye-laws of W.P. Stewart & Co., Ltd.

Arrow Capital Management, LLC is owned and controlled by Mr. Alexandre von Furstenberg and Mr. Mal Serure, each directors of W.P. Stewart & Co., Ltd.

William P. Stewart, Jr.
William P. Stewart, Executive Chairman of the Board of W.P. Stewart & Co., Ltd., is Trustee of various trusts for the benefit of his adult children, which trusts own approximately 15.9% of the common shares of W.P. Stewart & Co., Ltd., as of September 30, 2009.  Mr. Stewart directly owns approximately 1.8% of the common shares of W.P. Stewart & Co., Ltd., as of September 30, 2009.

III.	MISCELLANEOUS INFORMATION

A.           OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal to approve the Agreement and Plan of Reorganization, no other business may properly come before the Special Meeting.  If any such procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

B.           NEXT MEETING OF STOCKHOLDERS

The Target Fund is not required and does not intend to hold annual or other periodic meetings of stockholders except as required by the 1940 Act.  By observing this policy, the Target Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of stockholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the stockholders of the Target Fund will be held at such time as the Board may determine or at such time as may be legally required.  Any stockholder proposal intended to be presented at such meeting must be received by the Target Fund at its office at a reasonable time before the Target Fund begins to print and mail its proxy statement, as determined by the Board, to be included in the Target Fund’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.           LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Bingham McCutchen LLP.

D.           EXPERTS

The financial statements of the Target Fund for the year ended December 31, 2008, contained in the Target Fund’s 2008, Annual Report to Stockholders, have been audited by Anchin, Block & Anchin LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

E.           INFORMATION FILED WITH THE SEC

The Target Fund and IMST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by them may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Directors of W.P. Stewart & Co. Growth Fund, Inc.

_____________________________
Seth L. Pearlstein
Secretary
October 20, 2009

Statement of Additional Information

Investment Managers Series Trust
W.P. Stewart & Co. Growth Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-888-881-8803

October 20, 2009

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated October 20, 2009, for the Special Meeting of Stockholders of the W.P. Stewart & Co. Growth Fund, Inc. (the “Target Fund”), a Maryland corporation, to be held on November 24, 2009. A copy of the Combined Proxy Statement/Prospectus is available by calling the above number.

This SAI, relating specifically to the proposed reorganization of the Target Fund into the newly established W.P. Stewart & Co. Growth Fund series (the “Acquiring Fund”) of Investment Managers Series Trust, a Delaware statutory trust, consists of this cover page and the following described documents (or indicated portions thereof), each of which (or such indicated portion thereof) is incorporated by reference herein:

1.	The Statement of Additional Information of the Acquiring Fund dated October 20, 2009;
2.	The unaudited interim financial statements and financial schedules included in the Semi-Annual Report to Stockholders of the Target Fund dated June 30, 2009; and
3.
The Report of Independent Registered Public Accounting Firm and the audited financial statements and financial schedules included in The Annual Report to Stockholders of the Target Fund dated December 31, 2008.

Pro forma financial statements are not included since the Target Fund is being reorganized into the Acquiring Fund, which does not have material assets or liabilities.

PART C
OTHER INFORMATION

INVESTMENT MANAGERS SERIES TRUST
W.P. STEWART & CO. GROWTH FUND

Item 15.  Indemnification

See the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of Investment Managers Series Trust (the “Trust” or the “Registrant”), attached as Exhibit (a) to Post-Effective Amendment No.29 to the Registrant’s Registration Statement on Form N-1A (333-122901)  (the “Registration Statement”), and Amended and Restated By-Laws, attached as Exhibit (b) to Post-Effective Amendment No. 30 to the Registration Statement.

Reference is made to Article 8, Section 8.4 of the Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a stockholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct").  A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion.  Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

See the Form of Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and W.P. Stewart & Co., Inc. (the “Advisor”) attached as Exhibit 6.(a) to the Registration Statement.

Reference is made to Section 9 of the Advisory Agreement, which provides:

(a) Limitation of Advisor’s Liability.  The Advisor will not be liable for any error of judgment or mistake of law or for any loss or other Claim (as defined below) suffered by Advisor, the Trust, or the Fund in connection with the performance of this Agreement, except a loss resulting from (a) a breach by the Advisor of fiduciary duty with respect to its receipt of compensation for the services it provides hereunder (but only to the extent required by Section 36(b) of the 1940 Act) or (b) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (provided that the Advisor shall be entitled to rely upon written or oral instructions, communications, data, documents or information (without investigation or verification) received by the Advisor from an authorized officer, representative or agent of the Trust).  Certain federal and state laws may impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust or Fund may have under any such applicable law.

(b) Indemnification of Advisor Indemnified Parties.  The Trust and the Fund agree to indemnify and hold harmless the Advisor, its employees, agents, officers, directors, affiliates, and nominees (collectively, the “Advisor Indemnified Parties”) from and against any and all claims, demands, actions and suits and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by any Indemnified Party or for which any Advisory Indemnified Party may be held liable (a “Claim”) arising out of or in any way relating to (i) the Advisor’s performance of its duties hereunder, except to the extent such Claim resulted from an action or omission for which the Advisor would not be entitled to exculpation pursuant to Section 9(a) hereof or (ii) actions or omissions of the Trust, the Fund or any of their other agents or service providers.

This Section 9 shall survive the termination of this [Advisory] Agreement indefinitely or until the latest date permitted by law.

Reference is made to Section 4.03 of the Trademark License Agreement between the Advisor (“Licensor”) and the Trust (“Licensee”), which provides:

Licensee shall defend, indemnify, save and hold harmless Licensor and its Affiliates and their partners, officers, employees, agents, independent contractors and representatives from and against any and all costs, losses, liabilities, obligations, damages, claims, demands and expenses (whether or not arising out of third party claims), including interest, penalties, costs of mitigation, reasonable attorneys’ fees and all amounts paid in investigation, defense or settlement of any of the foregoing, incurred in connection with, arising out of, resulting from or incident to Licensee’s use of the Licensed Marks other than in accordance with the terms of this Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.  Exhibits.

1.
Amended and Restated Agreement and Declaration of Trust is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 29 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on December 5, 2007.

2.
Amended and Restated By-Laws are herein incorporated by reference from Registrant’s Post-Effective Amendment No. 30 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on January 16, 2008.

3.	Not Applicable.

4.	Agreement and Plan of Reorganization – filed herewith.

5.	Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and Bylaws.

6.
Investment Advisory Agreement between the Trust and W. P. Stewart & Co., Inc. is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 71 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on October 19, 2009..

7.
Distribution Agreement between Grand Distribution Services, LLC and IMST is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

8.	Not Applicable.

9.
Custodian Agreement dated January 14, 2008 between the Trust and UMB Bank, National Association is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

10.	Not Applicable.

11.	Opinion of Counsel regarding legality of issuance of shares and other matters – filed herewith.

12.	Form of Opinion of Counsel on tax matters – filed herewith.

13.	Other Material Contracts

(a)
Co-Administration Agreement dated December 3, 2007 between the Trust and UMB Fund Services, Inc. and Mutual Fund Administration Corporation is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

(b)
Fund Accounting Servicing Agreement dated December 3, 2007 between the Trust and UMB Fund Services, Inc. is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

(c)
Transfer Agent Agreement dated January 14, 2008 between the Trust and UMB Fund Services, Inc. is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 31 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on February 1, 2008.

(d)
Operating Expense Limitation Agreement between W.P. Stewart & Co., Inc. and the Trust on behalf of the W.P. Stewart & Co. Growth Fund  is herein incorporated by reference from Registrant’s Post-Effective Amendment No. 71 to Registrant’s Registration Statement on form N-1A (333-122901) filed with the Commission on October 19, 2009.

14.	Consents of Independent Registered Public Accounting Firm – filed herewith.

15.	Not Applicable.

16.	Powers of Attorney
(a)	Power of Attorney for Charles H. Miller dated October 19, 2009)
(b)	Power of Attorney for Ashley T. Rabun dated October 19, 2009)
(c)	Power of Attorney for William H. Young dated October 14, 2009
(d)	Power of Attorney for Eric M. Banhazl dated October 14, 2009

17.	(a) Proxy Card - filed herewith.

17.	(b) Prospectus of the Target Fund dated April 30, 2009 (1)

17.	(c) Semi-Annual Report to Stockholders of the Target Fund dated June 30, 2009 (1)

17.	(d) Annual Report to Stockholders of the Target Fund dated December 31, 2008 (1)

(1)	Incorporated by reference to the Form N-14 filed with the Commission on September 4, 2009.

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that a final Opinion and Consent of Bingham McCutchen LLP regarding certain tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus will be filed in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 19th day of October, 2009.

INVESTMENT MANAGERS SERIES TRUST

By:	/S/ JOHN P. ZADER
John P. Zader
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 19th day of October, 2009 by the following persons in the capacities indicated.

Signature	Title

*	Trustee
Ashley T. Rabun

*	Trustee
William H. Young

*	Trustee
Charles H. Miller

/S/ JOHN P. ZADER	Trustee and President
John P. Zader

*	Trustee and Vice President
Eric M. Banhazl

/S/ RITA DAM	Treasurer and Principal Financial and Accounting Officer
Rita Dam

*By:	/s/ Rita Dam
Rita Dam, Attorney-In Fact pursuant to Power of
Attorney filed herewith

EXHIBIT INDEX

Exhibit	Exhibit No.

Agreement and Plan of Reorganization	EX.4

Opinion and Consent of Counsel	EX11

Form of Opinion and Consent as to Tax Mattersct	EX.12.

Consent of Independent Registered Public Accounting Firm from Anchin, Block & Anchin LLP	EX 14.a.

Consent of Independent Registered Public Accounting Firm from Tait, Weller & Baker LLP	EX14.b

Power of Attorneys	EX16

Proxy Card	EX 17.c.